                                                                    Exhibit 10.9

       STOCK PURCHASE/CANCELLATION OF INDEBTEDNESS AGREEMENT


     THIS STOCK PURCHASE/CANCELLATION OF INDEBTEDNESS AGREEMENT (the "Agreement) is made as of July 19, 2001 by and between Universal Automotive Industries, Inc., a Delaware corporation (the "Company") and Total Brake Industries (USA) Ltd. (the "Debtholder")

     WHEREAS, the Company is obligated to Debtholder (the "Debt") in connection with the purchase of certain assets from Debtholder.

     WHEREAS, the Company and Debtholder are desirous of settling the Debt in the amount of $162,983.04 on the terms set forth below (the "Settlement Amount").

     WHEREAS, Debtholder is agreeable to receiving Common Stock of the Company, par value $.01 per share (the "Shares"), in complete payment for the Debt.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements, representations, warranties, covenants and provisions herein contained, the parties hereto agree as follows:

     1. Repayment of Indebtedness and Issuance of the Shares. Subject to the terms and conditions set forth in this Agreement, the Company agrees to issue, and Debtholder agrees to accept that number of Shares determined in accordance with Paragraph 2 below in full satisfaction of the Debt owed to Debtholder by the Company. Promptly following execution of this Agreement, the Company will issue Debtholder a certificate for the Shares.

     2. Consideration. The purchase price for the Shares is the average closing price of the Shares on the Nasdaq SmallCap Market on the 30 trading days prior to the date of this Agreement.

     3. Debtholder's Representations and Warranties. Debtholder represents, warrants and covenants to the Company that the following statements are true and correct upon execution of this Agreement and at all times through issuance of the Shares to Debtholder.

          (a) Debtholder is aware that the Shares which the Company is issuing to it pursuant to this Agreement are being issued by the Company without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions from the Act. Debtholder understands that there are substantial restrictions on transfers of the Shares, including a restriction against transfer without registration under federal and state securities laws or an exemption therefrom.

          (b) Debtholder is a sophisticated investor and has such knowledge and experience in financial and business matters that Debtholder is capable of evaluating the merits and risks of an investment in the Shares.

          (c) The Shares to be issued by the Company to Debtholder are being issued solely to Debtholder for Debtholder's own account for investment and are not being purchased with a view to or for the resale, distribution (as the term "distribution" is used in Section 2(11) of the Act), subdivision or fractionalization thereof.

          (d) Debtholder has a pre-existing relationship with the Company and knew the Company for a period of time prior to making a determination to receive the Shares in full satisfaction of the Debt.

          (e) The Company has delivered to Debtholder a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, Forms 10-Q for the three months ended March 31, 2000 and a Proxy Statement for the Company's 2001 annual meeting of stockholders (collectively, the "Company Documents"), and Debtholder has read and reviewed and is familiar with the Company Documents. Debtholder has had an opportunity to ask questions of and receive answers from the Company that, in the opinion of Debtholder, are necessary to evaluate the merits and risks of an investment in the Shares.

          (f) All representations, warranties, covenants and agreements of Debtholder contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it shall be true and correct as of the issuance of the Shares by the Company and shall survive such issuance.

     4. Registration of the Shares. The Company undertakes to file a registration statement with the Securities and Exchange Commission for the resale by Debtholder of the Shares. The Company will advise Debtholder when such registration statement is effective and will provide Debtholder with the prospectus to be used in connection with any such resale.

     5. Restrictions with Respect to the Shares. Until such time as the Company shall complete the registration of the Shares for sale by Debtholder, as set forth in Paragraph 4 above, all certificates evidencing ownership of the Shares issued to Debtholder pursuant to this Agreement shall contain the following legend:

          The securities represented by this certificate were acquired without registration or qualification under the Securities Act of 1933, as amended, or under any state securities laws. No transfer or sale of these securities or any interest therein may be made without such registration and qualification unless the issuer has received an opinion of counsel satisfactory to it that a proposed transfer or sale does not require registration or qualification under applicable law.

The Company agrees to release such legend from the certificates at such time as Debtholder sells the Shares pursuant to the prospectus delivered to it, as set forth in Paragraph 4 above.

   6.  Miscellaneous Provisions.

          (a) This Agreement is made in, and shall be governed by, and enforced in accordance with the laws of the State of Illinois without reference to its conflict of laws provisions. The parties agree that the courts sitting in Illinois shall have the exclusive jurisdiction over them for purposes of any actions arising out of or as a result of this Agreement.

          (b) This Agreement may not be assigned by any party hereto. This Agreement shall be binding upon and inure to the benefit of the respective successors, legal representatives, heirs and assigns of the parties.

          (c) This Agreement and the other documents delivered hereto constitute the entire understanding of the parties with respect to the subject matter hereof and may be modified only by an agreement in writing signed by the parties.

          (d) Whenever possible, each provision of this Agreement shall be interpreted in such a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be unenforceable or invalid under such law, such provision shall be ineffective only to the extent and for the duration of such enforceability or invalidity, and the remaining substance of such provision and all other remaining provisions of this Agreement shall continue to be binding and in full force and effect.

          (e) No waiver of a breach of any provision of this Agreement by any party shall be effective unless made expressly in writing and no such waiver shall constitute or be construed as a waiver by such party of any future breach of the same or any other provisions of this Agreement.

          (f) This Agreement may be executed and delivered in two or more counterparts, each of which shall be an original document and all of which together shall constitute a single binding agreement.

          (g) The captions and numbers of the various sections hereof are included for convenience of reference only and do not in any way affect the meaning or interpretation of the substantive provisions hereof.

          (h) All representations, warranties, covenants and agreements made by any party to this Agreement shall be true and correct as of the issuance of the Shares by the Company and shall survive the execution, delivery and consummation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                           UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                           By: /s/ Yehuda Tzur
                                               ---------------------------------
                                               Title:  Chairman
                                                       -------------------------


                                           DEBTHOLDER

                                           TOTAL BRAKE INDUSTRIES (USA) LTD.

                                           By: /s/ Alexander Tabori
                                               ---------------------------------
                                               Title:  President
                                                       -------------------------